SUPPLEMENT TO THE PROSPECTUS OF

TCW GALILEO FUNDS, INC.

Dated:    March 1, 2002

Under the section titled “TCW Galileo European Equities Fund” beginning at page 68, James M. Burns is deleted as a portfolio manager.

Under the section titled “Portfolio Managers” at page 84 James M. Burns is deleted.

The paragraph “Investment Sub-Adviser” on page 82 is amended to state:

Société Générale Asset Management International Ltd. (“SGAM-UK”), Sub-Adviser to the European Equities Fund, is headquartered at 100 Ludgate Hill, London, United Kingdom EC4M 7NL.

The second paragraph on page 85 under the subsection “Advisory Agreement” is hereby amended to read:

The Adviser has retained, at its sole expense SGAM-UK to provide investment advisory services for the European Equities Fund. Under the Sub-Advisory Agreement the Sub-Advisor assists the Adviser in performing its advisory functions in respect of the Fund.

August 6, 2002
GALNP